UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-5384

Date of fiscal year end: February 28, 2007

Date of reporting period: August 31, 2006

Item 1. Report to Stockholders.

Semi-Annual Report

August 31, 2006

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

October 30, 2006

Dear Shareholders:

The Snow Capital Opportunity Fund started slower than we would have liked in the since-inception period, but began to exhibit positive performance in August. For the period since inception on April 28, 2006 through August 31, 2006 the Fund returned –3.55%.

The top contributors to performance included Pfizer Inc. (PFE), Abbott Laboratories (ABT) and Axis Capital Holdings (AXS).

Our investment in Pfizer rose by nearly 12% during the period. The company continues to prove its reputation as a first-rate enterprise in the pharmaceuticals industry. In addition to the announcement of three new drug approvals recently, Pfizer continues to add to its stellar pipeline of products. The company also appointed a new CEO and continued to repurchase significant amounts of stock.

Abbott Laboratories appreciated by nearly 16% from April 28, 2006 to August 31, 2006. The company announced strong earnings results in July and raised guidance for the remainder of the year. Abbott has also recently received several key approvals from the FDA.

While it is too early in the hurricane season to claim victory for the reinsurance industry, holdings in this sector provided a meaningful contribution to performance in the period. For example, the value of our Aspen Insurance Holdings (AHL) position rose by nearly 16%, and Axis Capital Holdings appreciated by over 24%.

Top detractors from performance during the since-inception period included Nautilus (NLS), Par Pharmaceuticals (PRX) and Alcoa (AA).

Nautilus declined by over 31% after management announced another disappointing quarter of results. While we are seeing promising signs of improvement in this turnaround, we expect short-term results will remain challenging.

We experienced a 25% decline in our investment in Par Pharmaceuticals. The company announced in early July that recently discovered accounting errors would require an onerous restatement process. This was additive to an already challenging turnaround at PRX. After an in-depth analysis of the risks and rewards associated with this investment, we decided to exit the position.

Alcoa lost 15% during the period. While results from this company have been solid, we believe investors sold the stock due to rising concerns about the US economy. We note that the key drivers of this business, including the price of aluminum, remain very strong and we continue to expect positive results in the intermediate and long term.

Going forward we are still very bullish on the prospects for the overall stock market and for our portfolio in particular. We believe that the Fed will continue to take a benign stance towards interest rates, energy prices will continue to normalize, the economy will experience a “soft landing”, and a serious recession is unlikely. One area where the market is beginning to price in a hard landing is housing and we have been rewarded for avoiding that sector. If this occurs it is reasonable to expect the consumer to slow down to some degree. However, it is our opinion that corporate spending will pick up and cushion any negative effects of this dynamic and that our cyclical holdings should benefit.

We are also encouraged by the fact that corporate balance sheets remain extremely strong and companies continue to buy back their own stock. A majority of the companies we own have active share buyback programs. Large corporations like Gap Inc. (GPS) and the aforementioned Pfizer are leading the way in this respect, along with JPMorgan Chase (JPM) and Brunswick Corp. (BC). It is also worthy of mention that we have been the beneficiary of meaningful dividend yields, which serve to further supplement our returns. Most of our portfolio companies pay a dividend and many are yielding annualized returns of over 2%. Companies such as Bristol-Myers Squibb (BMY), Bank of America (BAC) and Worthington Industries (WOR) each have dividend yields of over 4%. We expect this dynamic to continue to contribute to the Fund’s performance.

We look forward to communicating with you in the periods ahead and hope to have even better investment returns to report. As always, we will continue to strive toward meeting our investment objective of protecting and growing your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

Sincerely,

Richard A. Snow

Chief Investment Officer

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Please refer to the prospectus for special risks associated with investing in the Fund, including, but not limited to, risks involved with futures contracts and options, foreign securities and emerging markets, smaller companies and debt securities.

Please refer to the Schedule of Investments and the Schedule of Options Written on pages 11-15 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/28/06 - 8/31/06).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 4/28/06	Ending Account Value 8/31/06	Expenses Paid During Period 4/28/06 - 8/31/06*
Actual**	$1,000.00	$965.00	$5.75
Hypothetical (5% return before expenses)***	$1,000.00	$1,016.71	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the period since commencement of operations.
**	Including loads, your actual cost of investment in the Fund would be $62.78.
***	Including loads, your hypothetical cost of investment in the Fund would be $63.06.

	Class C
	Beginning Account Value 4/28/06	Ending Account Value 8/31/06	Expenses Paid During Period 4/28/06 - 8/31/06*
Actual**	$1,000.00	$962.50	$8.20
Hypothetical (5% return before expenses)***	$1,000.00	$1,016.71	$8.43

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the period since commencement of operations.
**	Including loads, your actual cost of investment in the Fund would be $17.83.
***	Including loads, your hypothetical cost of investment in the Fund would be $18.42.

	Institutional Class
	Beginning Account Value 4/28/06	Ending Account Value 8/31/06	Expenses Paid During Period 4/28/06 - 8/31/06*
Actual	$1,000.00	$965.50	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 122/365 to reflect the period since commencement of operations.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown at August 31, 2006 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2006

	No Load Returns
	Three Months	Cumulative Since Inception (4/28/06)
Class A	0.52%	-3.50%
Class C	0.36%	-3.75%
Institutional Class	0.57%	-3.45%
S&P 500 Index	3.15%	0.18%

	Front-End Load Returns
	Three Months	Cumulative Since Inception (4/28/06)
Class A	-4.74%	-8.57%

	Level Load Returns
	Three Months	Cumulative Since Inception (4/28/06)
Class C	-0.64%	-4.71%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 10 and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2006 (Unaudited)

	Shares	Value
COMMON STOCKS 96.01%
Beverages 0.48%
The Coca-Cola Co.	6,210	$278,270

Chemicals 4.85%
Agrium Inc.	54,930	1,273,278
EI Du Pont de Nemours & Co.	38,740	1,548,438

		2,821,716

Commercial Banks 2.05%
Bank of America Corp.	23,110	1,189,472

Commercial Services & Supplies 1.79%
Asset Acceptance Capital Corp.(a)	70,200	1,038,258

Communications Equipment 3.12%
Cisco Systems, Inc.(a)	30,450	669,596
Nokia Oyj - ADR	54,840	1,145,059

		1,814,655

Diversified Financial Services 3.23%
JPMorgan Chase & Co.	41,180	1,880,279

Diversified Telecommunication Services 0.86%
Verizon Communications Inc.	14,160	498,149

Electronic Equipment & Instruments 4.51%
Agilent Technologies, Inc.(a)	35,000	1,125,600
Avnet, Inc.(a)	58,000	1,134,480
Spectrum Control, Inc.(a)	35,397	364,589

		2,624,669

Food & Staples Retailing 0.51%
Wal-Mart Stores, Inc.	6,615	295,823

Health Care Equipment & Supplies 2.39%
Biomet, Inc.	42,410	1,387,231

Health Care Providers & Services 8.32%
Coventry Health Care, Inc.(a)	11,530	625,387

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2006 (Unaudited)

	Shares	Value
Health Management Associates, Inc. - Class A	86,770	$1,814,360
Health Net Inc.(a)	46,470	1,942,911
RehabCare Group, Inc.(a)	31,000	455,080

		4,837,738

Industrial Conglomerates 4.44%
General Electric Co.	75,780	2,581,067

Insurance 19.37%
American International Group, Inc.	32,620	2,081,808
Aspen Insurance Holdings Ltd.	62,980	1,557,495
Axis Capital Holdings Ltd.	40,900	1,326,387
IPC Holdings, Ltd.	50,412	1,409,015
The St. Paul Travelers Companies, Inc.	31,450	1,380,655
UnumProvident Corp.	89,410	1,694,320
XL Capital Ltd. - Class A	27,630	1,813,633

		11,263,313

Leisure Equipment & Products 3.58%
Brunswick Corp.	33,710	967,477
Nautilus, Inc.	90,000	1,114,200

		2,081,677

Machinery 6.33%
AGCO Corp.(a)	35,000	869,750
Deere & Co.	11,580	904,398
Ingersoll-Rand Co. Ltd. - Class A	50,210	1,908,984

		3,683,132

Materials 1.72%
Alpha Natural Resources, Inc.(a)	55,220	1,001,139

Media 0.85%
Viacom Inc. - Class B(a)	13,570	492,591

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2006 (Unaudited)

	Shares	Value
Metals & Mining 5.29%
Alcoa Inc.	76,860	$2,197,427
Worthington Industries, Inc.	46,010	879,251

		3,076,678

Multi-Utilities 0.66%
Duke Energy Corp.	12,720	381,600

Oil & Gas 6.71%
Anadarko Petroleum Corp.	2,500	117,275
Apache Corp.	8,750	571,200
Chesapeake Energy Corp.	26,740	844,182
ConocoPhillips	12,470	790,972
Marathon Oil Corp.	18,870	1,575,645

		3,899,274

Pharmaceuticals 7.72%
Abbott Laboratories	21,420	1,043,154
Bristol-Myers Squibb Co.	30,030	653,153
Johnson & Johnson	14,650	947,269
Pfizer Inc.	57,620	1,588,007
Watson Pharmaceuticals, Inc.(a)	10,100	258,964

		4,490,547

Specialty Retail 6.87%
The Gap, Inc.	141,410	2,377,102
Limited Brands, Inc.	39,160	1,007,587
The Talbots, Inc.	27,810	612,098

		3,996,787

Textiles, Apparel & Luxury Goods 0.36%
Kenneth Cole Productions, Inc. - Class A	9,000	210,690

TOTAL COMMON STOCKS (Cost $55,517,169)		55,824,755

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2006 (Unaudited)

	Shares	Value
SHORT TERM INVESTMENTS 4.72%
Investment Companies
The AIM STIT-Treasury Portfolio - Institutional Class	1,371,592	$1,371,592
Fidelity Institutional Government Portfolio - Class I	1,372,233	1,372,233

TOTAL SHORT TERM INVESTMENTS (Cost $2,743,825)		2,743,825

Total Investments (Cost $58,260,994) 100.73%		58,568,580
Liabilities in Excess of Other Assets (0.73)%		(421,644)

TOTAL NET ASSETS 100.00%		$58,146,936

Percentages	are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2006 (Unaudited)

	Contracts	Value
CALL OPTIONS
AGCO Corp.
Expiration: January 2007, Exercise Price: $25.00	350	$85,750
Agilent Technologies, Inc.
Expiration: February 2007, Exercise Price: $37.50	200	19,000
Alcoa Inc.
Expiration: January 2007, Exercise Price: $35.00	190	7,600
Alcoa Inc.
Expiration: January 2007, Exercise Price: $40.00	70	700
Anadarko Petroleum Corp.
Expiration: November 2006, Exercise Price: $57.50	25	750
Apache Corp.
Expiration: January 2007, Exercise Price: $80.00	30	2,550
Chesapeake Energy Corp.
Expiration: January 2007, Exercise Price: $35.00	100	15,000
The Gap, Inc.
Expiration: January 2007, Exercise Price: $20.00	120	3,000
General Electric Co.
Expiration: January 2007, Exercise Price: $35.00	100	8,000
General Electric Co.
Expiration: January 2007, Exercise Price: $37.50	70	1,750
Health Net Inc.
Expiration: January 2007, Exercise Price: $45.00	50	10,750
Ingersoll-Rand Co. Ltd. - Class A
Expiration: January 2007, Exercise Price: $45.00	150	7,500
Marathon Oil Corp.
Expiration: January 2007, Exercise Price: $90.00	40	18,000
Marathon Oil Corp.
Expiration: January 2007, Exercise Price: $100.00	60	10,800

Total Options Written (Premiums received $239,867)		$191,150

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

August 31, 2006 (Unaudited)

ASSETS
Investments, at value (cost $58,260,994)	$58,568,580
Dividends and interest receivable	115,005
Receivable for Fund shares sold	1,003,936
Other assets	37,091

TOTAL ASSETS	59,724,612

LIABILITIES
Written options, at value (premiums received $239,867)	191,150
Payable for investments purchased	1,169,944
Payable for Fund shares redeemed	64,647
Payable to affiliates	43,789
Payable to custodian	390
Payable to Adviser	37,878
Payable for distribution fees	37,584
Payable for shareholder servicing fees	10,415
Accrued expenses and other liabilities	21,879

TOTAL LIABILITIES	1,577,676

NET ASSETS	$58,146,936

Net assets consist of:
Paid in capital	$58,034,998
Undistributed net investment income	46,906
Accumulated net realized loss	(291,271)
Net unrealized appreciation on:
Investments	307,586
Written options	48,717

NET ASSETS	$58,146,936

CLASS A SHARES
Net assets	$22,051,973
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,142,606
Net asset value, redemption price and minimum offering price per share	$19.30
Maximum offering price per share ($19.30/0.9475)	$20.37

CLASS C SHARES
Net assets	$19,291,640
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,002,089
Net asset value and offering price per share	$19.25

CLASS I SHARES
Net assets	$16,803,323
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	870,314
Net asset value, redemption price and offering price per share	$19.31

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Period Ended August 31, 2006(1) (Unaudited)

INVESTMENT INCOME
Dividend income	$258,621
Interest income	26,709

TOTAL INVESTMENT INCOME	285,330

EXPENSES
Investment advisory fees	123,533
Distribution fees - Class C	31,245
Transfer agent fees and expenses	27,492
Federal and state registration fees	19,508
Administration fees	17,598
Fund accounting fees	16,118
Distribution fees - Class A	11,464
Shareholder servicing fees - Class C	10,415
Audit and tax fees	9,702
Reports to shareholders	6,160
Custody fees	5,882
Legal fees	3,498
Trustees’ fees and related expenses	1,327
Other expenses	2,208

TOTAL EXPENSES	286,150
Less waivers and reimbursements by Adviser	(47,726)

NET EXPENSES	238,424

NET INVESTMENT INCOME	46,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(304,656)
Written options	13,385
Net change in unrealized appreciation/depreciation on:
Investments	307,586
Written options	48,717

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	65,032

NET INCREASE IN NET ASSETS FROM OPERATIONS	$111,938

(1)	Fund commenced operations on April 28, 2006.

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

Period Ended August 31, 2006(1) (Unaudited)

FROM OPERATIONS
Net investment income	$46,906
Net realized gain (loss) on:
Investments	(304,656)
Written options	13,385
Net change in unrealized appreciation/depreciation on:
Investments	307,586
Written options	48,717

Net increase in net assets from operations	111,938

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	58,459,987
Payments for shares redeemed(2)	(424,989)

Net increase in net assets from capital share transactions	58,034,998

TOTAL INCREASE IN NET ASSETS	58,146,936

NET ASSETS:
Beginning of Period	—

End of Period	$58,146,936

UNDISTRIBUTED NET INVESTMENT INCOME	$46,906

(1)	Fund commenced operations on April 28, 2006.
(2)	Net of redemption fees of $661 and level load charges of $1,232.

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

For the Period Ended August 31, 2006(1) (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment income	0.02 (2)
Net realized and unrealized loss on investments	(0.72)

Total from Investment Operations	(0.70)

Paid-in capital from redemption fees (Note 2)	— (3)

Net Asset Value, End of Period	$19.30

Total return(4)(5)	-3.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$22,052
Ratio of expenses to average net assets(6)(7)	1.75%
Ratio of net investment income to average net assets(6)(7)	0.56%
Portfolio turnover rate(5)	5.38%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Net of waivers and reimbursement of expenses by Adviser. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.14%, and the ratio of net investment income to average net assets would have been 0.17%, for the period ended August 31, 2006.
(7)	Annualized.

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

For the Period Ended August 31, 2006(1) (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Loss from investment operations:
Net investment loss	(0.01	)(2)
Net realized and unrealized loss on investments	(0.74)

Total from Investment Operations	(0.75)

Paid-in capital from redemption fees (Note 2)	—	(3)

Net Asset Value, End of Period	$19.25

Total return(4)(5)	-3.75%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$19,292
Ratio of expenses to average net assets(6)(7)	2.50%
Ratio of net investment loss to average net assets(6)(7)	-0.19%
Portfolio turnover rate(5)	5.38%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Net of waivers and reimbursement of expenses by Adviser. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.14%, and the ratio of net investment income to average net assets would have been (0.17%), for the period ended August 31, 2006.
(7)	Annualized.

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

For the Period Ended August 31, 2006(1) (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Income (loss) from investment operations:
Net investment income	0.03 (2)
Net realized and unrealized loss on investments	(0.72)

Total from Investment Operations	(0.69)

Paid-in capital from redemption fees (Note 2)	— (3)

Net Asset Value, End of Period	$19.31

Total return(4)	-3.45%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$16,803
Ratio of expenses to average net assets(5)(6)	1.50%
Ratio of net investment income to average net assets(5)(6)	0.81%
Portfolio turnover rate(4)	5.38%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Net of waivers and reimbursement of expenses by Adviser. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.89%, and the ratio of net investment income to average net assets would have been 0.42%, for the period ended August 31, 2006.
(6)	Annualized.

See accompanying notes to the financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

August 31, 2006

(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management, L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the

Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $661 were charged by the Fund during the period ended August 31, 2006.

(g)	Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

There were no distributions paid to shareholders for the period ended August 31, 2006.

The cost basis of investments for federal income tax purposes at August 31, 2006 were as follows*:

Cost of investments	$58,260,994
Premiums received on options written	239,867

Gross unrealized appreciation	2,249,967
Gross unrealized depreciation	(1,893,664)

Net unrealized appreciation	356,303

*	Because tax adjustments are calculated annually, the above tables do not reflect tax adjustments. Tax adjustments will be calculated as part of the Fund’s first annual report, which will be dated February 28, 2007.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the period ended August 31, 2006, the Fund accrued expenses of $11,464 and $31,245 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $10,415 for Class C for shareholder servicing.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. For the period ended August 31, 2006, expenses of $47,726 were waived by the Adviser in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Period Ended August 31, 2006(1)
Shares Sold	1,147,167
Shares Redeemed	(4,561)

Net Increase	1,142,606

Snow Capital Opportunity Fund – Class C Shares	Period Ended August 31, 2006(1)
Shares Sold	1,010,061
Shares Redeemed	(7,972)

Net Increase	1,002,089

Snow Capital Opportunity Fund – Institutional Class Shares	Period Ended August 31, 2006(1)
Shares Sold	880,279
Shares Redeemed	(9,965)

Net Increase	870,314

(1)	The Fund commenced operations on April 28, 2006.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended August 31, 2006, were $57,614,871 and $1,793,046, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Snow Capital Opportunity Fund

Initial Approval of Investment Advisory Agreement (Unaudited)

At a meeting of the Board of Trustees of the Trust on April 26, 2006, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons”) (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the Investment Advisory Agreement (the “Agreement”) between the Snow Capital Opportunity Fund (the “Fund”) and the Adviser.

In advance of the meeting, the Independent Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the proposed advisory fees and other expenses of the Fund. In addition, the Adviser provided information regarding its compliance policies and procedures, including its Code of Ethics.

Discussion of Factors Considered

In connection with the consideration of the approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.	Nature, extent, and quality of services to be provided.

The Trustees considered the nature, extent, and quality of services to be provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory matters. The Trustees concluded that the services to be provided were extensive in nature.

2.	Investment performance of relevant accounts.

The Trustees discussed the Adviser’s prior experience in managing assets and reviewed performance information relating to the Adviser’s separately managed accounts. The Trustees concluded that the performance results were satisfactory when compared to a broad-based securities market index.

3.	Costs of services and profits to be realized by the adviser.

The Trustees considered the Fund’s proposed management fee and total expense ratio relative to industry averages for the Fund’s benchmark category, as provided by Lipper Analytical New Applications. The Trustees noted that the Adviser has agreed to cap the total expense ratio for each Class of the Fund at levels that are either at or above the industry average of total expenses for funds in the benchmark category and that the Fund’s proposed management fee was higher than the industry average for funds in the benchmark category. While the fees were higher than industry averages, they were within the range of fees for funds in the benchmark category.

4.	Extent of economies of scale as the fund grows.

The Trustees noted that the Adviser’s cap on the Fund’s total expenses is a benefit to the Fund’s investors. The Adviser indicated that it would be willing to consider a breakpoint fee schedule if the assets in the Fund grew to levels that would make such an arrangement possible.

5.	Other relevant considerations.

The Trustees considered the size, education and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and its commitment to compliance and concluded in each of these areas that the Adviser was structured in such a way to support the level of services being provided to the Fund.

The Trustees also considered the character and amount of other incidental benefits that could be received by the Adviser from its association with the Fund. The Trustees concluded that potential “fall-out” benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all these factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders would receive favorable performance at reasonable fees and, therefore, approval of the Agreement was in the best interests of the Fund.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management, L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”))

are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Executive Officer

Date	November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer Principal Financial Officer

Date	November 7, 2006